Exhibit 10.90

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.:130339

AMD_00133694.0

AMENDMENT

Date of Amendment: July 16, 2014

This AMENDMENT (the “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Index:

•	MSCI China A International Index

Or such other index(es) as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Index set forth in Section 1 above solely with respect to the following Fund. This fund shall also be a “Fund” as such term is defined in the Agreement:

•	iShares MSCI China A ETF

Or such other names(s) as agreed by Licensee and MSCI in writing.

The iShares MSCI China A ETF shall be an exchange traded index fund listed on a national securities exchange located in the United States.

3.	Licensee shall pay MSCI a ********* license fee for the Fund based on the Fund’s *********************************************, which fee shall be due and payable on a ************************. The ********* license fee shall be calculated *************************************************************** **************************************************************************************************** **********************************, as follows:

*********************

**********************

*********************

For the avoidance of doubt, the ********* license fees shall be calculated *************. For example, ************************************************************************************************** ************************************************************************************************** ************************************************************************************************** ************************************************************************************************** ************************************************************************************************** ************************.

“Expense Ratio” shall mean the ********************************* obtained when dividing ***************************************************************************************************** ***************************************************************************************************** *****************************************************.

Notwithstanding anything to the contrary contained herein, if any Fund does not have an ************* or if a Fund’s ************* cannot be calculated or if a Fund has an ************* of zero, the ********* licensee fee for such Fund shall *****************************************************************************************.

4.	Special Conditions:

a.	To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.	MSCI may terminate this Amendment with respect to the Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list the iShares MSCI China A ETF that is based on the MSCI China A International Index.

c.	If Licensee delists the iShares MSCI China A ETF, or changes the underlying Index for the iShares MSCI China A ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such iShares MSCI China A ETF shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors		MSCI INC.
By	/s/ Ravi Goutam	By	/s/ David Kinzelberg
Name	Ravi Goutam	Name	David Kinzelberg
Title	Managing Director	Title	Executive Director
Date		Date	Aug 7, 2014

2